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SUBSIDIARIES OF REGISTRANT                                         EXHIBIT 21.01

HEIDRICK & STRUGGLES, INC., a Delaware Corporation
HEIDRICK & STRUGGLES ASIA-PACIFIC, LTD., an Illinois Corporation
HEIDRICK & STRUGGLES JAPAN, LTD., an Illinois Corporation
HEIDRICK & STRUGGLES AUSTRALIA, LTD., an Illinois Corporation
HEIDRICK & STRUGGLES HONG KONG LTD., an Illinois Corporation
HEIDRICK & STRUGGLES SINGAPORE PTE LTD., a Singapore Corporation
HEIDRICK & STRUGGLES (INDIA) PRIVATE LIMITED, an Indian Corporation
HEIDRICK & STRUGGLES (KOREA), INC., a Korean Corporation
HEIDRICK & STRUGGLES FAR EAST LIMITED (Hong Kong)
HEIDRICK & STRUGGLES TAIWAN LIMITED
HEIDRICK & STRUGGLES CANADA, INC., a Canadian Corporation
HEIDRICK & STRUGGLES ARGENTINA, S.A., an Argentine Corporation
HEIDRICK & STRUGGLES LATIN AMERICA, INC., an Illinois Corporation
HEIDRICK & STRUGGLES DE CHILE LIMITADA, a Chilean Limitada
HEIDRICK HOLDINGS DO BRASIL LTDA
HEIDRICK & STRUGGLES DO BRASIL LTDA, a Brazilian Limitada
HEIDRICK & STRUGGLES, S.A. de C.V., a Mexican Corporation
HEIDRICK & STRUGGLES ESPANA, INC., an Illinois Corporation
HEIDRICK & STRUGGLES AB, a Swedish Corporation
HEIDRICK & STRUGGLES AS, a Norwegian Corporation
HEIDRICK & STRUGGLES OY, a Finnish Corporation
HEIDRICK & STRUGGLES INTERNATIONAL SRL, an Italian Corporation
HEIDRICK & STRUGGLES Sp.zo.o, a Polish Corporation
HEIDRICK & STRUGGLES AG, a Swiss Corporation
HEIDRICK & STRUGGLES s.r.o., a Czech Corporation
HEIDRICK & STRUGGLES BV, a Netherlands Corporation
HEIDRICK & STRUGGLES CONSULTORES de GESTAO Lda, a Portuguese Corporation HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG GmbH & Co. KG, a US Limited Partnership
HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG VERWALTUNG-GmbH, a German Limited Liability Company
HEIDRICK & STRUGGLES LTD., an Israeli Corporation
HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG, GmbH, an Austrian Corporation
H&S UK LIMITED, a UK Corporation
SHPA ESOP, a UK Corporation
STRATTON MANAGEMENT LTD., a UK Corporation
STRATTON MANAGEMENT ESOP, a UK Corporation
I.C. INTERCONSULT SRL, an Italian Corporation
LEADERSONLINE, LIMITED,
LEADERSONLINE EUROPE S.A.R.L,
LEADERSONLINE NETHERLANDS B.V.
BEIJING HEIDRICK & STRUGGLES INTERNATIONAL MANAGEMENT CONSULTING COMPANY LIMITED PROTEM GMBH
HEIDRICK & STRUGGLES DUTCH PARTNERSHIP